UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2012

EPAZZ, Inc.

(Exact name of Registrant as specified in its charter)

Illinois	333-139117	36-4313571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

309 W. Washington St. Suite 1225

Chicago, IL 60606

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 955-8161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On December 8, 2011, Lake& Associates, CPA’s LLC ("Lake") resigned as the auditor ofEpazz, Inc. (the “Company”).  Subsequent to December 8, 2011, Lake agreed to assist the Company with the filing of an amended Form 10-K and amended 10-Qs and the effective date of the termination of such auditor relationship is as of April 19 , 2012. Effective December 12, 2011, the Company engaged M&K CPAS, PLLC (“M&K”) as its principal independent public accountant for the fiscal year ended December 31, 2011. The decision to change accountants was recommended, approved and ratified by the Company's sole Director effective December 12, 2011.

Lake's report on the financial statements of the Company for the fiscal years ended December 31, 2010 and 2009, and any later interim period, including the interim period up to and including the date the relationship with Lake ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The opinion contained language regarding the Company's ability to continue as a going concern.

In connection with the audit of the Company's fiscal years ended December 31, 2010 and December 31, 2009, and any later interim period, including the interim period up to and including the date the relationship with Lake ceased, there were no disagreements between Lake and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Lake would have caused Lake to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal years ended December 31, 2010 and December 31, 2009, and any later interim period, including the interim period up to and including the date the relationship with Lake ceased.

The Company has authorized Lake to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Lake review the disclosure and Lake has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter will be filed as an exhibit to this Report.

The Company has not previously consulted with M&K regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) during the Company's fiscal years ended December 31, 2010 and December 31, 2009, and any later interim period, including the interim period up to and including the date the relationship with Lake ceased. M&K has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a).  M&K did not furnish a letter to the Commission.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit

16.1	Letter from Lake & Associates, CPA’s LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPAZZ, INC.

Date: April 20, 2012	By: /s/ Shaun Passley
Shaun Passley Chief Executive Officer